Subsequent Events	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent Events

19. Subsequent Events

The Company has evaluated subsequent events after the balance sheet date through July 31, 2026, the date the financial statements were available for issuance. Management has determined that no significant events or transactions have occurred subsequent to the balance sheet date other than the events disclosed below that require both recognition and disclosure in the financial statements.

In June 2026, the Supreme Court of Japan dismissed the Company’s appeal relating to the legal proceeding described in Note 9. Following the dismissal, the Company paid all remaining amounts due, including applicable interest and late-payment penalties. As of the date of this report, the Company had completed payment in full, and no outstanding balance remained in connection with this matter.